[Portions [Portions herein identified by ** have been omitted pursuant to a request for confidential treatment and
have been filed separately with the Commission
pursuant to Rule 24b-2 of the Exchange Act of 1934]

As of June 23, 2004

WPT Enterprises, Inc.
Attn: Steve Lipscomb
1041 North Formosa Avenue
Suite 99
West Hollywood, CA 90046

Re:	“World Poker Tour” — Amendment Number 3 to Season 2 Agreement [(Contract #: WPT002/COP/TRV/PL/SC/CG)]

Dear Ladies and Gentlemen:

     Reference is made to (i) that certain master agreement (the “Master Agreement”) dated as of August 22, 2003 between WORLD POKER TOUR L.L.C. (“Producer”) and THE TRAVEL CHANNEL, L.L.C. (“TRV”); (ii) that certain agreement attached to the Master Agreement (the “Attachment”), dated as of August 22, 2003 between Producer and TRV in connection with the second season of the television production currently known as the “World Poker Tour” (the “Program”); (iii) that certain fully executed Amendment to Season 2 Agreement (the “First Amendment”), dated as of April 22, 2004; (iv) that certain fully executed Amendment Number 2 to Season 2 Agreement (the “Second Amendment”) dated as of May 10, 2004; (v) that certain fully executed Amendment Number 4 to Season 2 Agreement (the “Fourth Amendment”) dated as of June 25, 2004; and (vi) that certain Option Exercise Letter, dated May 20, from TRV to Producer respecting the Additional Series Order for Season III of the “World Poker Tour” (the “Option Exercise Letter”). The Master Agreement and the Attachment, as amended by the First Amendment, the Second Amendment and Fourth Amendment, are collectively hereinafter referred to as the “Agreement”. The parties agree that WPT Enterprises, Inc. f/k/a World Poker Tour, LLC shall hereinafter be referred to as “Producer”.

     Except as otherwise defined herein, capitalized terms used but not defined herein shall have the meanings set forth in the Agreement. The parties hereby agree that the Agreement shall be supplemented and amended as follows:

1.	Notwithstanding anything to the contrary in the Agreement, Producer and TRV acknowledge and agree that the Sixth Additional Special (i.e. “Stars of Discovery Networks (wt)”) shall be an Additional Special produced in connection with Season 3 of the Program (not Season 2 as was agreed upon in the First Amendment) and such Additional Special shall hereinafter be referred to as the “First Additional Special — Season 3”. The parties agree that the Production Schedule, Production Budget, and Payment Schedule for the First Additional Special have been approved as part of the overall pre-approved Season 3 Production Schedule, Production Budget, and Payment Schedule dated July 19, 2004 attached hereto.

Steve Lipscomb
World Poker Tour
August 5, 2004

2.	Producer hereby agrees to produce, in addition to each of the Additional Specials previously ordered for Season 2, a two (2) hour “Hollywood Home Games” Additional Special entitled “Hollywood Home Games #8” to be produced in connection with Season 2 of the Program and such Additional Special shall hereinafter be referred to as the “Sixth Additional Special” (i.e., the “Hollywood Home Games #8” Additional Special shall replace the “Stars of Discovery Networks (wt)” Additional Special as the “Sixth Additional Special” for Season 2).

3.	In consideration for the performance by Producer of its obligations hereunder and under the Agreement in connection with the Sixth Additional Special for Season 2 (i.e., the “Hollywood Home Games #8” Additional Special), TRV agrees to pay Producer, and Producer agrees to accept, a License Fee in the amount of ** Dollars (USD $ ** ) for the Sixth Additional Special. The License Fee will be paid by TRV to Producer in accordance with the terms of the Agreement, including, without limitation, a payment of $ ** (i.e. ** % of $ ** ) within fourteen (14) days of the receipt of insurance policies required to be delivered as Program Materials for the Sixth Additional Special.

4.	The production and exploitation of the Sixth Additional Special is in all respects subject to the terms of the Agreement as applicable to Additional Specials, as the same may be amended from time to time, except as amended hereby; provided that, TRV hereby approves the Production Schedule for the Sixth Additional Special set forth on Exhibit A attached hereto, the Payment Schedule for the Sixth Additional Special set forth on Exhibit B attached hereto, and the Production Budget for the Sixth Additional Special set forth on Exhibit C attached hereto.

5.	In addition, the parties acknowledge that, upon the delivery of the Option Exercise Letter, TRV ordered, and Producer agreed to produce, fifteen (15) Episodes and three (3) Specials in connection with Season 3, each one hundred twenty minutes in length (collectively, the “Season 3 Episodes and Specials”).

6.	In consideration for the performance by Producer of its obligations hereunder and under the Agreement in connection with the Season 3 Episodes and Specials and the First Additional Special — Season 3, TRV agrees to pay Producer, and Producer agrees to accept, a License Fee in the amount of ** Dollars (USD $ ** ). The License Fee will be paid by TRV to Producer in accordance with the terms of the Agreement and the Payment Schedule. Producer acknowledges prior receipt of two payments: (i) payment A (as set forth in the Payment Schedule) of $ ** (out of a total License Fee of $ ** ), and (ii) $ ** on account of partial payment of Payment B (as set forth in the Payment Schedule).

7.	The production and exploitation of the Season 3 Episodes and Specials, and the First Additional Special — Season 3 is in all respects subject to the terms of the Agreement, as the same may be amended from time to time, except as amended hereby; provided that, TRV hereby approves the Production Schedule for the Season 3 Episodes and Specials, and the First Additional Special — Season 3 set forth on Exhibit D attached hereto, the Payment Schedule for the Season 3 Episodes and Specials, and the First Additional Special - Season 3 set forth on Exhibit E attached hereto, and the Production Budget for the Season 3 Episodes and Specials, and the First Additional Special — Season 3 set forth on Exhibit F attached hereto.

Steve Lipscomb
World Poker Tour
August 5, 2004

     Except as otherwise herein expressly amended and supplemented, the Agreement is in all other aspects hereby ratified and confirmed. Please acknowledge your acceptance of the foregoing by signing in the space provided below.

Very truly yours, THE TRAVEL CHANNEL, L.L.C.
By:	/s/ W. Clark Bunting

Printed Name: W. Clark Bunting Title: EVP, U.S. Networks Group Date: 9/02/04

WPT ENTERPRISES, INC.
By:	/s/ Adam Pliska

Printed Name: Adam Pliska Title: Director of Business and Legal Affairs Date: 8/25/04

Exhibit A

Sixth Additional Special Production Schedule

One (1) Page To Follow

World Poker Tour
Season II — 2003/2004
ADDENDUM
Production Schedule
Bad Boys / Hollywood Home Games 5 - 8

Ep. #	EP Title	Location	Pre-Prod.	Production	Post Prod.	Rough Cut	Fine Cut	Promo	Del. Masters
254	WPT Hollywood Home Game — V	Hollywood, CA	April 12 - June 18	June 21 - 28	July 5 - Aug 20	11-Aug	16-Aug	16-Aug	20-Aug
255	WPT Hollywood Home Game — VI	Hollywood, CA	April 12 - June 18	June 21 - 28	July 19 - Sept 10	1-Sep	6-Sep	6-Sep	10-Sep
256	WPT Hollywood Home Game — VII	Hollywood, CA	April 12 - June 18	June 21 - 28	July 26 - Sept 17	8-Sep	13-Sep	13-Sep	17-Sep
257	WPT Hollywood Home Game — VIII	Hollywood, CA	April 12 - June 18	June 21 - 28	July 26 - Sept 17	8-Sep	13-Sep	13-Sep	17-Sep

Exhibit B

Sixth Additional Special Payment Schedule

One (1) Page To Follow

			B		C		D
			** %		** %		** %
			Payment		Payment within		Payment within
		A	within 30 days		14 days of delivery		14 days of delivery
		** %	prior to		to and approval by		to and approval by
		Upon	commencement of	B	DCI of the all	C	DCI of all Final	D
	LICENSE	Mutual	scheduled WPT	Delivery	Program Production	Delivery	Program	Delivery
EPISODE	FEE	Execution	Events	Date	Milestone Materials	Date	Materials	Date
254 Hollywood Home Game V	**	PAID	PAID	21-May-04	**	30-Jul-04	**	13-Aug-04	**
255 Hollywood Home Game VI	**	PAID	PAID	21-May-04	**	20-Aug-04	**	3-Sep-04	**
256 Hollywood Home Game VII	**	PAID	PAID	21-May-04	**	10-Sep-04	**	24-Sep-04	**
***257 HHG VIII	**	**	**	21-May-04	**	17-Sep-04	**	1-Oct-04	**

TOTALS	**	**	**		**		**		**

BALANCE DUE-PENDING ON TIME DELIVERY OF ELEMENTS:

Exhibit C

Sixth Additional Special Production Budget

Six (6) Pages To Follow

World Poker Tour — Season II
Eps #254, 255, 256- WPT Hollywood Home Game Series
Ep # 257 WPT Hollywood Home Game — All Stars (Marcus Allen)
4 x 120mn

										**
Acct #	Description	Amount	Units	x		Rate		Subtotal		Total
00100	PRODUCER’S UNIT
00106	Executive Producer/Director
	Rate	3	weeks		4	*	*	*	*
00107	EIC
	Rate	3	weeks		4	*	*	*	*
00105	Line Producer
	Rate	4	weeks		4	*	*	*	*
00101	Supervising Producer
	Rate	3	weeks		4	*	*	*	*
	Senior Producer
	Rate	4	weeks		4	*	*	*	*
00102	Show Producer
	Rate	6	weeks		4	*	*	*	*
00104	Talent Producer
	Rate	4	weeks		4	*	*	*	*
	Talent Consultant
	Rate	1	allow		1	*	*	*	*
00103	Associate Producer
	Rate	8	weeks		4	*	*	*	*
00105	Fringes	18.0%				*	*	*	*	*	*
00110	ON-AIR TALENT
00111	Host-Shana Hiatt
	Rate	1	allow		4	*	*	*	*
00112	Commentator 1-Mike Sexton
	Rate	1	allow		4	*	*	*	*
00113	Commentator 2-Vince Van Patten
	Rate	1	allow		4	*	*	*	*
	Agent Fee (10%)	1	allow		4	*	*	*	*
	Tournament Director
	Rate	1	allow		4	*	*	*	*
	Poker Pros
	Rate	2	allow		4	*	*	*	*
	Dealer
	Rate	1	allow		4	*	*	*	*
00114	Fringes	18.0%				*	*	*	*	*	*
00120	A-T-L TRAVEL & LIVING COSTS
00121	Airfare
	Domestic	5	tickets		4	*	*	*	*
	ADR	1	tickets		2	*	*	*	*
00122	Hotel
	Domestic (5 rooms x 2 nights)	10	nights		4	*	*	*	*
00123	Transportation (Rental Car, Talent car service)	1	allow		4	*	*	*	*
00124	Per Diem	10	days		4	*	*	*	*	*	*

01000	TOTAL ABOVE-THE-LINE									*	*

02000	Production Below the Line
00200	PRODUCTION STAFF
00202	Prod. Manager
	Rate	5	weeks		4	*	*	*	*
00203	Production Coordinator
	Rate	5	weeks		4	*	*	*	*
	Office Manager/Receptionist
	Rate	2	weeks		4	*	*	*	*
00205	Assistant to Exec. Producer
	Rate	2	weeks		4	*	*	*	*
00204	Production Assistants
	Office/Key PA	5	weeks		4	*	*	*	*

Acct #	Description	Amount	Units	x		Rate		Subtotal		Total
	Talent Wrangler (4)	4	days		4	*	*	*	*
	Studio PA (4)	8	days		4	*	*	*	*
	ENG PA	3	days		4	*	*	*	*
00206	Fringes-PPI	18.0%				*	*	*	*	*	*
00210	SET DESIGN
00211	Production Designer
	Artboy, Inc.	1	allow		1	*	*	*	*
00218	Art Director
	Rate	2	days		4	*	*	*	*
00212	Set Construction
	Set Construction (includes scenic backdrops, props, etc.)	1	allow		1	*	*	*	*
00213	Set Rentals/Purchases
	Player's Lounge/VIP Room Furniture	1	allow		1	*	*	*	*
	Custom Felt	1	allow		1	*	*	*	*
	Expendables (studio)	1	allow		1	*	*	*	*
00215	Set Transportation
	Local Transportation	1	allow		1	*	*	*	*
00206	Fringes-PPI	18.0%				*	*	*	*	*	*
00220	SET OPERATIONS
00222	Crew: Riggers/Stagehands
	Stagehand Labor	1	allow		4	*	*	*	*
00223	Stage Equipment
	Scissor/Fork Lifts	2	days		4	*	*	*	*	*	*
00220	STUDIO EXPENSES
	Studio Rental
	Fee (incl. dress. rooms, GR, prod. off., catering space, studio personnel. etc.)	1	allow		1	*	*	*	*
	Security	1	allow		4	*	*	*	*	*	*
00230	LIGHTING
00231	Rentals
	Package	1	days		4	*	*	*	*
00232	Expendables
	Purchases	1	allow		1	*	*	*	*
00233	Lighting Director
	Rate	2	days		4	*	*	*	*
00234	Gaffer
	Rate	2	days		4	*	*	*	*
00235	Board Op
	Rate	2	days		4	*	*	*	*
00236	Best Boy
	Rate	2	days		4	*	*	*	*
00236	Electrician I
	Rate	2	days		4	*	*	*	*
00236	Electrician II
	Rate	1	days		4	*	*	*	*
00236	Electrician III
	Rate	1	days		4	*	*	*	*
00238	Fringes	18.0%				*	*	*	*	*	*
00240	CAMERA
00241	Camera Rentals
	Image Craft - Final Table	1	days		4	*	*	*	*
00243	Camera Operators HH
	Rate	1.5	days		4	*	*	*	*
	Camera Operators HH
	Rate	1.5	days		4	*	*	*	*
	Remote Head Op II
	Rate	1.5	days		4	*	*	*	*
	Remote Head Op II
	Rate	1.5	days		4	*	*	*	*
	Remote Head Op III (Dome Cam)
	Rate	1.5	days		4	*	*	*	*
	Camera Operator Jib
	Rate	1.5	days		4	*	*	*	*

Acct #	Description	Amount	Units	x		Rate		Subtotal		Total
	ENG CREW (audio, video, lighting)
	Rate (Tourn. Coverage, player profile, etc.)	2	days		4	*	*	*	*
00249	Fringes	18.0%				*	*	*	*	*	*
00250	PRODUCTION SOUND
00251	Rentals
	Image Craft - Audio	1	days		4	*	*	*	*
00252	Audio Mixer
	Rate	1.5	days		4	*	*	*	*
	Audio Assistant II - Stage
	Rate	1.5	days		4	*	*	*	*
00255	Fringes	18.0%				*	*	*	*	*	*
00260	ENGINEERING
00261	Rentals
	Control Room, Video Tape, Engineering	1	days		4	*	*	*	*
00262	Purchases
	Expendables	1	allow		1	*	*	*	*
00263	Engineer In Charge
	Rate	2	days		4	*	*	*	*
00264	Technical Supervisor
	Rate	2	days		4	*	*	*	*
00264	Technical Director
	Rate	1.5	days		4	*	*	*	*
00265	Utility
	Rate	1.5	days		4	*	*	*	*
00265	Utility II
	Rate	1.5	days		4	*	*	*	*
00265	Utility III
	Rate	1.5	days		4	*	*	*	*
00267	Video Engineer
	Rate	1.5	days		4	*	*	*	*
00268	Tape Operator
	Rate	1.5	days		4	*	*	*	*
00268	Microcam Tape Operator
	Rate	2	days		4	*	*	*	*
00269	Fringes	18.0%				*	*	*	*	*	*
00290	MISC Crew
00291	Statistician
	Rate	1	days		4	*	*	*	*
00291	Switcher
	Rate	1	days		4	*	*	*	*
00292	Fringes	18.0%				*	*	*	*	*	*
00320	SHIPPING (Equipment/Lighting)
00321	Domestic Transportation	1	allow		2	*	*	*	*	*	*
00270	TAPE STOCK
00271	Studio Video Stock
	Final Day Beta (90 mn)	45	Tapes		4	*	*	*	*
	Final Day DV (90 mn)	55	Tapes		4	*	*	*	*
	ENG Beta (30mn)	20	Tapes		4	*	*	*	*
	DV Stock (60mn)	15	Tapes		4	*	*	*	*
00271	Studio Audio Stock
	DA88 Tapes	15	Tapes		4	*	*	*	*	*	*
00280	HAIR/MAKE-UP/WARDROBE
00283	Wardrobe
	Rate	1	days		4	*	*	*	*
00284	Hair/MU
	Rate (2)	2	days		4	*	*	*	*
00281	Purchases
	Supplies/Products/Kit Rentals	1	allow		4	*	*	*	*
	Wardrobe & accessories	1	allow		4	*	*	*	*
00289	Misc.
	Dry Cleaning	1	allow		4	*	*	*	*
00285	FRINGES	18.0%				*	*	*	*	*	*

Acct #	Description	Amount	Units	x		Rate		Subtotal		Total
00310	CRAFT SERVICE
00311	Craft Service/Catering/Green Room	2	days		4	*	*	*	*	*	*
00370	EVENT MARKETING/SIGNAGE
00371	Logo (felt, backdrops)	1	allow		4	*	*	*	*
	Promotional Items (gifts, give-a-ways, etc.)	1	allow		4	*	*	*	*
	Public Relations	1	allow		4	*	*	*	*
	Advertisement	1	allow		4	*	*	*	*
	Online Promotion	1	allow		4	*	*	*	*
	Signage	1	allow		4	*	*	*	*
	Misc. Costs (shipping, etc.)	1	allow		4	*	*	*	*
	Photographer	1	allow		4	*	*	*	*
	Chips, cards	1	allow		4	*	*	*	*
	Misc. (follow-up cards, etc.)	1	allow		4	*	*	*	*	*	*
00376	EVENT PRESENTATION
00377	Award Presentation	1	allow		4	*	*	*	*
00378	Money Presentation	1	allow		4	*	*	*	*
00379	Trophy	1	allow		4	*	*	*	*	*	*
00380	EVENT ADVERTISING
00381	Print advertising	1	allow		4	*	*	*	*	*	*
00340	PRODUCTION MISCELLANEOUS
00341	Crew Shirts/Badges	1	allow		1	*	*	*	*	*	*
02000	TOTAL PRODUCTION									*	*
00400	POST STAFF
00401	Post Supervisor
	Rate	4	weeks		4	*	*	*	*
00402	Post Production Coordinator
	Rate	4	weeks		4	*	*	*	*
00408	Poker Consultant
	Rate	1	allow		4	*	*	*	*
00405	Post PA/Librarian/Dubber
	Rate	2	weeks		4	*	*	*	*
00407	Loggers
	Rate	15	days		4	*	*	*	*
	Transcribers
	Rate	7	days		4	*	*	*	*
00406	Fringes	18.0%				*	*	*	*	*	*
00410	Offline
00412	Avid	7	weeks		4	*	*	*	*
00411	Unity Storage	2	weeks		4	*	*	*	*
00403	Editors	8	weeks		4	*	*	*	*
00404	Lead Asst Editor	6	weeks		4	*	*	*	*
00404	Assistant Editors	8	weeks		4	*	*	*	*
00413	Suite Rental	8	weeks		4	*	*	*	*
00406	Fringes	18.0%				*	*	*	*	*	*
00430	Online
00431	Avid on-line	1	weeks		4	*	*	*	*
00436	Symphony (graphics edit)	8	hours		4	*	*	*	*
00437	Sweetener for Ep's	1	allow		4	*	*	*	*
00435	Online Miscellaneous	1	allow		4	*	*	*	*	*	*
00420	VOICE OVER
00421	Talent	1	session		4	*	*	*	*
	ADR	1	days		4	*	*	*	*	*	*
00440	Tape Stock & Dubs
00442	Dub Rack	2	weeks		4	*	*	*	*
00441	Digi Beta Stock	6	allow		4	*	*	*	*
	Beta Stock	4	allow		4	*	*	*	*
	VHS Stock	1	allow		4	*	*	*	*
	ADR Stock	1	allow		4	*	*	*	*
	Show Dubs	1	allow		4	*	*	*	*	*	*

Acct #	Description	Amount	Units	x		Rate		Subtotal		Total
00460	Graphics & Animation
00461	Package	1	allow		4	*	*	*	*	*	*
00470	Stock Footage
00473	Motion Control/Stills	1	allow		1	*	*	*	*
00474	Rights & Clearances	3	days		4	*	*	*	*	*	*
00480	Music
00481	Package	1	allow		1	*	*	*	*	*	*
00422	Office Facilities
00423	Office Space	1	allow		4	*	*	*	*
00423	Parking	1	allow		4	*	*	*	*
00423	Furniture Rental	1	allow		4	*	*	*	*
00423	Storage	1	allow		4	*	*	*	*	*	*
00426	Telephone/DSL
00426	DSL charges	1	allow		4	*	*	*	*
00426	Phone Rentals	1	allow		4	*	*	*	*
00426	Phone Usage	1	allow		4	*	*	*	*
00426	Network Connect/Computer Maint.	1	allow		4	*	*	*	*	*	*
00492	Equipment Rentals
	Misc. deck rental, vecterscope, etc.	1	allow		4	*	*	*	*	*	*
00425	Office Equipment
00424	Rentals
	Computers	1	allow		4	*	*	*	*	*	*
00423	Purchases
	Furniture	1	allow		1	*	*	*	*	*	*
00428	Office Supplies
	Office Supplies/Expenses	1	allow		4	*	*	*	*	*	*
00429	Office Expenses
	Postage & Shipping/Shipping Deliverables	1	allow		4	*	*	*	*
	Messenger	1	allow		4	*	*	*	*	*	*
00497	Post Gas/Mileage/Parking	3	weeks		4	*	*	*	*	*	*
00498	Post Craft Service
	Office Craft Service	1	allow		4	*	*	*	*	*	*
04000	TOTAL POST PRODUCTION									*	*
05000	OTHER DIRECT COSTS
00510	Insurance
00512	Entertainment Package	1	allow		4	*	*	*	*
00511	General Liability	1	allow		4	*	*	*	*
00515	E&O - 3 year policy	1	allow		4	*	*	*	*	*	*
05200	ACCOUNTING
	Accounting	4	weeks		4	*	*	*	*	*	*
00530	Office Costs
00531	Office Space	1	allow		4	*	*	*	*
00531	Parking	1	allow		4	*	*	*	*
00531	Furniture Rental	1	allow		4	*	*	*	*	*	*
00541	Telephone/DSL/IT
00541	DSL charges	1	allow		4	*	*	*	*
00541	Phone Rentals	1	allow		4	*	*	*	*
00541	Phone Usage	1	allow		4	*	*	*	*
00541	Cell Phone Reimbursement	1	allow		4	*	*	*	*
00541	Network Connect/Computer Maint.	1	allow		4	*	*	*	*	*	*
00530	Office Rentals/Purchases
00532	Computers	1	allow		4	*	*	*	*
00532	Furniture (shelving, etc)	1	allow		1	*	*	*	*	*	*

Acct #	Description	Amount	Units	x		Rate		Subtotal		Total
00534	Office Supplies/Expenses
00534	Office Supplies/Expenses	1	allow		4	*	*	*	*
00534	Software (Final Script, Movie Magic, Filemaker, Illustrator, Norton)	1	allow		1	*	*	*	*
00534	Research	1	allow		1	*	*	*	*	*	*
00535	Office Expenses
	Postage & Shipping	1	allow		4	*	*	*	*
	Messenger	1	allow		4	*	*	*	*	*	*
00551	Gas/Mileage/Parking	2	weeks		4	*	*	*	*	*	*
00560	MEALS
00561	Office Craft Service
00561	Craft Service	1	allow		4	*	*	*	*	*	*
00520	LEGAL
00521	Production Legal	1	allow		4	*	*	*	*
00522	Patent Fees	1	allow		4	*	*	*	*	*	*
	TOTAL OTHER									*	*
										*	*
	TOTAL									*	*
	PRIZE
	Charity	1	allow		4	*	*	*	*
	Championship Seat	1	allow		4	*	*	*	*	*	*
	GRAND TOTAL									*	*

Exhibit D

Season 3 Programs Production Schedule

One (1) Page To Follow

World Poker Tour
Season III — 2004/2005
Production Schedule

Ep. #	Episode	Pre-Prod.	Production	Post Prod.	Rough Cut	Fine Cut	Promo	Del. Masters
301	Paris	05/23/04-7/17/04	07/17/04-7/24/04	07/24/04-10/02/04	10/05/04	10/12/04	10/18/04	10/19/04
302	Mirage	06/6/2004-8/01/04	08/01/04-8/07/04	08/07/04-10/16/04	09/28/04	10/05/04	10/12/04	10/12/04
303	Bike	07/05/04-8/29/04	08/29/04-9/04/04	09/04/04-11/13/04	10/19/04	10/26/04	11/01/04	11/02/04
321	Ladies’ Night	07/05/04-8/29/04	08/29/04-9/04/04	09/04/04-11/13/04	11/02/04	11/09/04	11/15/04	11/16/04
304	Borgata	07/25/04-9/19/04	09/19/04-9/25/04	09/25/04-12/04/04	11/16/04	11/23/04	12/01/04	12/02/04
322	DCI Stars of Discovery	07/25/04-9/19/04	09/19/04-9/25/04	09/25/04-12/04/04	11/09/04	11/16/04	11/22/04	11/23/04
305	Aruba	08/01/04-9/26/04	09/26/04-10/02/04	10/02/04-12/11/04	12/07/04	12/14/04	12/20/04	12/21/04
307	Foxwoods	09/19/04-11/14/04	11/14/04-11/20/04	11/20/04-1/29/05	01/18/05	01/25/05	01/31/05	02/01/05
323	Battle of Champions	09/19/04-11/14/04	11/14/04-11/20/04	11/20/04-1/29/05	02/01/05	02/08/05	02/14/05	02/15/05
309	Bellagio	10/17/04-12/12/04	12/12/04-12/18/04	12/18/04-2/26/05	02/15/05	02/22/05	02/28/05	03/01/05
324	Tour of Duty	10/17/04-12/12/04	12/12/04-12/18/04	12/18/04-2/26/05	03/01/05	03/08/05	03/14/05	03/15/05
310	Pokerstars Cruise	11/14/04-1/9/05	01/09/05-01/15/05	01/15/05-03/26/05	03/15/05	03/22/05	03/28/05	03/29/05
311	Tunica	11/28/04-1/23/05	01/23/05-1/29/05	01/29/05-04/02/05	03/29/05	04/05/05	04/11/05	04/12/05
312	Commerce	12/26/04-2/20/05	02/20/05-2/26/05	02/26/05-05/07/05	04/12/05	04/19/05	04/25/05	04/26/05
313	Invitational	12/26/04-2/20/05	02/20/05-2/26/05	02/26/05-05/07/05	04/26/05	05/03/05	05/09/05	05/10/05
314	Bay 101	01/09/05-03/06/05	03/06/05-3/12/05	03/12/05-05/21/05	05/10/05	05/17/05	05/23/05	05/24/05
315	PartyPoker Cruise	01/23/05-3/20/05	03/20/05-3/26/05	03/26/05-06/04/05	05/24/05	06/01/05	06/06/05	06/08/05
316	Reno	01/30/05-3/27/05	03/27/05-4/02/05	04/02/05-06/11/05	06/07/05	06/14/05	06/20/05	06/21/05
317	Championship	02/27/05-4/24/05	04/24/05-4/30-05	04/30/05-07/09/05	06/07/05	06/21/05	06/27/05	06/28/05

Exhibit E

Season 3 Programs Payment Schedule

Two (2) Pages To Follow

WORLD POKER TOUR
PAYMENT SCHEDULE

			B		C		D
			** %		** %		** %
		A	Payment		Payment within		Payment within
		** %	within 30 days		14 days of delivery		14 days of delivery
		Upon	prior to		to and approval by		to and approval by
		Mutual	commencement of	B	DCI of the all	C	DCI of all Final	D
	LICENSE	Execution	scheduled WPT	Delivery	Program Production	Delivery	Program	Delivery
EPISODE	FEE	PAID	Events	Date	Milestone Materials	Date	Materials	Date
301 Paris	**	**	**	21-Jun-04	**	19-Oct-04	**	2-Nov-04	**
302 Mirage	**	**	**	1-Jul-04	**	12-Oct-04	**	26-Oct-04	**
303 Bike	**	**	**	30-Jul-04	**	2-Nov-04	**	16-Nov-04	**
321 Ladies’ Night	**	**	**	2-Aug-04	**	16-Nov-04	**	30-Nov-04	**
304 Borgata	**	**	**	23-Aug-04	**	2-Dec-04	**	16-Dec-04	**
322 (DCI) Stars of Discovery Network	**	**	**	23-Aug-04	**	23-Nov-04	**	7-Dec-04	**
305 Aruba	**	**	**	1-Sep-04	**	21-Dec-04	**	4-Jan-05	**
307 Foxwoods	**	**	**	18-Oct-04	**	1-Feb-05	**	15-Feb-05	**
323 Battle of Champions	**	**	**	18-Oct-04	**	15-Feb-05	**	1-Mar-05	**
309 Bellagio	**	**	**	18-Nov-04	**	1-Mar-05	**	15-Mar-05	**
324 Tour of Duty??	**	**	**	19-Nov-04	**	15-Mar-05	**	29-Mar-05	**
310 Pokerstars Cruise	**	**	**	9-Dec-04	**	29-Mar-05	**	12-Apr-05	**
311 Tunica	**	**	**	27-Dec-04	**	12-Apr-05	**	26-Apr-05	**
312 Commerce	**	**	**	21-Jan-05	**	26-Apr-05	**	10-May-05	**
313 Invitational	**	**	**	24-Jan-05	**	10-May-05	**	24-May-05	**
314 Bay 101	**	**	**	11-Feb-05	**	24-May-05	**	7-Jun-05	**
315 PartyPoker Cruise	**	**	**	21-Feb-05	**	8-Jun-05	**	22-Jun-05	**
316 Reno	**	**	**	1-Mar-05	**	21-Jun-05	**	5-Jul-05	**
317 Championship	**	**	**	24-Mar-05	**	28-Jun-05	**	12-Jul-05	**

TOTALS	**	**	**		**		**		**

WORLD POKER TOUR
PAYMENT SCHEDULE

BALANCE DUE-PENDING ON TIME DELIVERY OF ELEMENTS:
**Producer acknowledges receipt of Payment A in the amount of $ ** and $ ** of payment B

Exhibit F

Season 3 Programs Production Budget

Fourteen (14) Pages To Follow

WORLD POKER TOUR
Budget — Season III

ASSUMPTIONS:	SCHEDULE:
19 Two-Hour Episodes 15 Tour Stops 4 Specials, which include: -Ladies’ Night	Prep Shoot Post UNION:
-Stars Of Discovery -Battle Of Champions -Tour Of Duty Travel Days Assume 2/3 Rate OTHER:	None APROVAL /s/ W. Todd Steele

Acct No	Category Description	Page	Total
1200	PRODUCERS	1	*	*
1300	DIRECTION	1	*	*
1400	CAST	1	*	*
1500	TRAVELING & LIVING	2	*	*
	TOTAL ABOVE-THE-LINE		*	*
2000	PRODUCTION STAFF	2	*	*
2100	EXTRA TALENT	3	*	*
2200	ART	3	*	*
2300	SET CONSTRUCTION	3	*	*
2400	SET RIGGING & STRIKING	3	*	*
2900	WARDROBE	3	*	*
3000	MAKEUP & HAIRDRESSING	4	*	*
3200	LIGHTING	4	*	*
3500	TRANSPORTATION	5	*	*
3600	LOCATION	5	*	*
3700	PRODUCTION FILM & LAB	6	*	*
3800	PRODUCTION VIDEO	6	*	*
4300	STOCK SHOTS	8	*	*
	TOTAL PRODUCTION		*	*
4500	EDITORIAL	8	*	*
4600	MUSIC	9	*	*
4700	POST PRODUCTION SOUND	9	*	*
4900	POST PRODUCTION VIDEO	9	*	*
5000	MAIN & END TITLES	10	*	*
	TOTAL POST PRODUCTION		*	*
6500	EVENT COSTS	10	*	*
6700	INSURANCE	11	*	*
6800	OVERHEAD	11	*	*
	Producer Fee : 10.0%		*	*
	Total Above-The-Line		*	*
	Total Below-The-Line		*	*
	Total Above and Below-The-Line		*	*
	Grand Total		*	*

WORLD POKER TOUR
Budget — Season III

ASSUMPTIONS:	SCHEDULE:
19 Two-Hour Episodes 15 Tour Stops 4 Specials, which include: -Ladies’ Night	Prep Shoot Post UNION:
-Stars Of Discovery -Battle Of Champions -Tour Of Duty Travel Days Assume 2/3 Rate OTHER:	None APROVAL

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
1200 PRODUCERS
1201	Executive Producer
	Rate	1	Week	19	*	*	*	*
	Total								*	*
1202	Executive In Charge
	Rate	2	Weeks	19	*	*	*	*
	Total								*	*
1203	Producer
	Supervising Producer	2.5	Weeks	19	*	*	*	*
	Senior Producer	2.5	Weeks	19	*	*	*	*
	Producer 1	2.5	Weeks	19	*	*	*	*
	Producer 2	2	Weeks	19	*	*	*	*
	Producer 3	2	Weeks	19	*	*	*	*
	Total								*	*
1204	Associate Producer
	AP1	2	Weeks	19	*	*	*	*
	AP2	2.5	Weeks	19	*	*	*	*
	Total								*	*
1299	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 1200									*	*
1300 DIRECTION
1301	Director
	Rate	19	Episodes	1	*	*	*	*
	Total								*	*
1399	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 1300									*	*
1400 CAST
1410	Host
	Rate	19	Episodes	1	*	*	*	*
	Total								*	*
1412	Commentator
	Commentator #1	19	Episodes	1	*	*	*	*
	Agent Fee (10%)	19	Episodes	1	*	*	*	*
	Commentator #2	19	Episodes	1	*	*	*	*
	Live Announcer	12	Months	1	*	*	*	*
	Total								*	*
1499	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 1400									*	*

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
1500 TRAVELING & LIVING
1530	WPT: Airfare
	Domestic	9	Flights	9	*	*	*	*
	Foreign	9	Flights	3	*	*	*	*
	ADR	1	Flight	9	*	*	*	*
	Total								*	*
1531	WPT: Lodging
	Domestic	36	Nights	9	*	*	*	*
	Foreign	36	Nights	4	*	*	*	*
	ADR	3	Nights	9	*	*	*	*
	Total								*	*
1532	WPT: Per Diem
	Rate	45	Days	13	*	*	*	*
	ADR	3	Days	9	*	*	*	*
	Total								*	*
1534	WPT: Transpo — Distant
	Transportation	1	Allow	13	*	*	*	*
	Total								*	*
Account Total for 1500									*	*
	TOTAL ABOVE-THE-LINE								*	*
2000 PRODUCTION STAFF
2001	Line Producer
	Line Producer	2.5	Weeks	19	*	*	*	*
	Total								*	*
2002	Production Manager
	Rate (2 PMs x 2 weeks)	4	Weeks	19	*	*	*	*
	Total								*	*
2007	Production Accountant
	Rate	2.5	Weeks	19	*	*	*	*
	Total								*	*
2008	Assistant Accountant
	Assist. Accountant	2.5	Weeks	19	*	*	*	*
	Total								*	*
2009	Production Coordinator
	Rate (2 PCs x 2 weeks)	2	Weeks	2	*	*	*	*
	Total								*	*
2011	Production Secretary
	Receptionist	2.5	Weeks	19	*	*	*	*
	Total								*	*
2012	Office Production Assts
	Exec. Assistant	2.5	Weeks	19	*	*	*	*
	Total								*	*
2013	Set Production Assistants
	Office PA/Runner	2.5	Weeks	19	*	*	*	*
	Audience PA (5)	5	Days	19	*	*	*	*
	Local PA (3)	9	Days	19	*	*	*	*
	ENG PA	4	Days	19	*	*	*	*
	Total								*	*
2081	Other Costs
	Statistician	1	Day	19	*	*	*	*
	Total								*	*
2099	Total Fringes

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Non-Union	18%					*	*	*	*
Account Total for 2000									*	*
2100 EXTRA TALENT
2106	Audience Fees
	Hired Audience	1	Allow	2	*	*	*	*
	Total								*	*
2199	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 2100									*	*
2200 ART
2201	Production Designer
	Design Fee	1	Allow	1	*	*	*	*
	Total								*	*
2202	Art Director
	Rate	1.5	Weeks	19	*	*	*	*
	Total								*	*
2299	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 2200									*	*
2300 SET CONSTRUCTION
2321	Purchases
	Set Construction-Large Set Upgrade	1	Allow	1	*	*	*	*
	Custom Felt	1	Allow	19	*	*	*	*
	Expendables	1	Allow	19	*	*	*	*
	Total								*	*
Account Total for 2300									*	*
2400 SET RIGGING & STRIKING
2401	Rigging — Labor
	Stagehands (4 On Location x 1 Day)	4	Days	4	*	*	*	*
	Stagehands (8/4/8 On Location)	20	Days	15	*	*	*	*
	Total								*	*
2424	Storage
	Set Storage	12	Months	1	*	*	*	*
	Total								*	*
2431	Rigging — Rentals
	Scissor/Fork Lifts (3-Set Up & Strike	6	Days	5	*	*	*	*
	Generator	1	Allow	5	*	*	*	*
	Total								*	*
2499	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 2400									*	*
2900 WARDROBE
2902	Wardrobe Supervisor
	Rate	1	Day	19	*	*	*	*
	Total								*	*
2922	Purchases- Supplies
	Wardrobe/Accessories	1	Allow	19	*	*	*	*
	Total								*	*
2923	Alterations

Continuation of Account 2923

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Alterations/Repairs/Drt Cleaning	1	Allow	19	*	*	*	*
	Total								*	*
2999	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 2900									*	*
3000 MAKEUP & HAIRDRESSING
3001	Makeup Artist
	Hair/Make-Up Rate	1	Day	19	*	*	*	*
	Total								*	*
3022	Purchases — Expendables
	Supplies/Products	1	Allow	19	*	*	*	*
	Total								*	*
3039	Kit Rentals
	Kit	1	Day	19	*	*	*	*
	Total								*	*
3099	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 3000									*	*
3200 LIGHTING
3201	Lighting Director
	Set-Up/Focus/Shoot	2	Days	19	*	*	*	*
	Travel	2	Days	13	*	*	*	*
	Total								*	*
3202	Gaffer
	Prep	1	Day	15	*	*	*	*
	Set-Up/Focus/Shoot/Strike	4	Days	4	*	*	*	*
	Set-Up/Focus/Shoot/Strike	3	Days	11	*	*	*	*
	Travel	2	Days	13	*	*	*	*
	Total								*	*
3203	Board Operator
	Set-Up/Focus/Shoot/Strike	4	Days	4	*	*	*	*
	Set-Up/Focus/Shoot/Strike	3	Days	11	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
	Total								*	*
3205	Electricians
	Electrician 1
	Set-Up/Focus/Shoot/Strike	4	Days	4	*	*	*	*
	Set-Up/Focus/Shoot/Strike	3	Days	11	*	*	*	*
	Travel Days	2	Days	9	*	*	*	*
							*	*
	Electrician 2
	Set-Up/Focus/Shoot/Strike	4	Days	4	*	*	*	*
	Set-Up/Focus/Shoot/Strike	3	Days	11	*	*	*	*
							*	*
	Electrician 3
	Set-Up/Focus/Shoot/Strike	2	Days	14	*	*	*	*
							*	*
	Total								*	*
3231	Rentals — Equipment Pkg
	Lighting Pkg	1	Allow	15	*	*	*	*
	Total								*	*
3243	Bulbs/Carbons/Gels

Continuation of Account 3243

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Expendables	1	Allow	15	*	*	*	*
	Total								*	*
3299	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 3200									*	*
3500 TRANSPORTATION
3581	Other Costs
	Set Transportation
	-Local Transportation	1	Allow	2	*	*	*	*
	-Domestic Transportation	1	Allow	9	*	*	*	*
	-Foreign Transportation	1	Allow	3	*	*	*	*
	Total								*	*
Account Total for 3500									*	*
3600 LOCATION
3601	Location Manager
	Location Manager (Foreign)	1	Allow	2	*	*	*	*
	Local Production Liason	1	Allow	2	*	*	*	*
	Total								*	*
3603	Location Scouts
	Domestic	2	Flights	2	*	*	*	*
	Hotel	4	Nights	2	*	*	*	*
	Rental Car/Taxis	1	Allow	2	*	*	*	*
	Meals/Per Diem	1	Allow	2	*	*	*	*
	Local Cell Phones (Foreign)	1	Allow	2	*	*	*	*
	Total								*	*
3611	Site Hires/Gratuities
	Misc. Tips/Etc.	1	Allow	19	*	*	*	*
	Total								*	*
3621	Airfares
	Domestic	20	Flights	9	*	*	*	*
	Foreign	20	Flights	3	*	*	*	*
	Total								*	*
3622	Taxis, Limos
	Taxis/Rental Cars/Parking	1	Allow	15	*	*	*	*
	Total								*	*
3623	Hotel & Lodging
	Domestic	80	Nights	9	*	*	*	*
	Foreign	80	Nights	4	*	*	*	*
	Total								*	*
3624	Meal Allowance — Per Diem
	Per Diem	100	Days	15	*	*	*	*
	Total								*	*
3626	Craft Service — Food Supplies
	Location Craft Service	4	Days	4	*	*	*	*
	Location Craft Service	3	Days	11	*	*	*	*
	Total								*	*
3629	Purchases
	Viewing Stations	1	Allow	5	*	*	*	*
	VCR’s/DVD	1	Allow	5	*	*	*	*
	Total								*	*
3638	Shipping/Messengers
	Equip./Lighting
	-Domestic Transpo	1	Allow	9	*	*	*	*

Continuation of Account 3638

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	-Foreign Transpo	1	Allow	4	*	*	*	*
	-Excess Baggage	1	Allow	9	*	*	*	*
							*	*
	Total								*	*
3642	Location Copies
	Printing/Kinkos	1	Allow	19	*	*	*	*
	Total								*	*
Account Total for 3600									*	*
3700 PRODUCTION FILM & LAB
3702	Tape Stock
	Video
	-Final Day (90-Min.)	50	Tapes	19	*	*	*	*
	-ENG Beta (30-Min.)	15	Tapes	19	*	*	*	*
	-DV Stock (60-Min.)	60	Tapes	19	*	*	*	*
	-Mini DV	15	Tapes	19	*	*	*	*
							*	*
	Audio
	-DA88	15	Tapes	19	*	*	*	*
							*	*
	Total								*	*
Account Total for 3700									*	*
3800 PRODUCTION VIDEO
3801	Video Engineer
	Engineer In Charge
	Prep Days	1	Day	19	*	*	*	*
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	11	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	Video Engineer
	Rate	1	Day	4	*	*	*	*
	Rate	2	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	Total								*	*
3802	Camera Operators
	HH Camera Op. 1
	Rate	1	Day	4	*	*	*	*
	Rate	2	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	HH Camera Op. 2
	Rate	1	Day	4	*	*	*	*
	Rate	2	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	Remote Head Op. 1
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	11	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*

Continuation of Account 3802

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
							*	*
	Remote Head Op. 2
	Rate	1	Day	4	*	*	*	*
	Rate	2	Days	15	*	*	*	*
	Travel Days	2	Days	9	*	*	*	*
							*	*
	Jib Operator
	Rate	1	Day	4	*	*	*	*
	Rate	2	Days	14	*	*	*	*
	Travel Days	2	Days	9	*	*	*	*
							*	*
	ENG Operator (A Camera)
	Rate (Tourney/Player Profile/Etc.)	4	Days	15	*	*	*	*
	Travel Days	2	Days	7	*	*	*	*
							*	*
	ENG Operator (B Camera)
	Rate	2	Days	4	*	*	*	*
	Rate	5	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
	Total						*	*
3803	Utilities
	Head Utility
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	Utility II
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
							*	*
	Utility III
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
							*	*
	Total								*	*
3804	Audio Mixers
	Audio Mixer
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	Audio Asst. II — Stage
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
	Travel Days	2	Days	4	*	*	*	*
							*	*
	Audio Asst. III — ENG/Break-A-Way
	Rate	4	Days	15	*	*	*	*
	Travel Days	2	Days	7	*	*	*	*
							*	*
	Total								*	*
3805	Technical Supervisor

Continuation of Account 3805

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Prep Days	1	Day	19	*	*	*	*
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
	Total								*	*
3806	Video Tape Operator
	Tape Operator
	Rate	2	Days	16	*	*	*	*
							*	*
	Microcam Tape Operator
	Rate	4	Days	4	*	*	*	*
	Rate	3	Days	15	*	*	*	*
	Travel Days	2	Days	13	*	*	*	*
							*	*
	Total								*	*
3821	Purchases
	Expendables	1	Allow	19	*	*	*	*
	Total								*	*
3831	Equipment Rental
	Audio	1	Allow	19	*	*	*	*
	IFB System	1	Allow	19	*	*	*	*
	Control Room	1	Allow	19	*	*	*	*
	Video Tape	1	Allow	19	*	*	*	*
	Engineering	1	Allow	19	*	*	*	*
	Crossovers	1	Allow	19	*	*	*	*
	Total								*	*
3832	Video Package
	Final Table	1	Allow	19	*	*	*	*
	ENG Package	4	Days	19	*	*	*	*
	Total								*	*
3899	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 3800									*	*
4300 STOCK SHOTS
4321	Purchases
	Rights & Clearances	1	Allow	1	*	*	*	*
	B-Roll/Stock Footage	1	Allow	1	*	*	*	*
	Total								*	*
Account Total for 4300									*	*
	TOTAL PRODUCTION								*	*
4500 EDITORIAL
4501	Editors
	Editors	8	Weeks	19	*	*	*	*
	Editors (Swing Shift/Asst. Station)	1	Week	19	*	*	*	*
	On-Line Editor	1.5	Weeks	19	*	*	*	*
	Total								*	*
4502	Assistant Editor(s)
	Asst. Editors	8	Weeks	19	*	*	*	*
	Asst. Editors (Swing Shift/Asst. Station)	1	Week	19	*	*	*	*
	Total								*	*
4516	Post Production Assts.
	Librarian/PA	2	Weeks	19	*	*	*	*

Continuation of Account 4516

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Total								*	*
4521	Purchases
	Decks (DA98, D-Beta A500, DVcam)	1	Allow	1	*	*	*	*
	Database (Pilotware)	1	Allow	1	*	*	*	*
	Total								*	*
4525	Post Production Supervisor
	Rate	2.5	Weeks	19	*	*	*	*
	Total								*	*
4526	Post Production Coordinator
	Rate	2.5	Weeks	19	*	*	*	*
	Poker Consultant	1	Allow	19	*	*	*	*
	Total								*	*
4527	Loggers
	Rate	2	Weeks	19	*	*	*	*
	Total								*	*
4528	Transcribers
	Transcriber	1.5	Weeks	19	*	*	*	*
	Database	1.5	Weeks	19	*	*	*	*
	Total								*	*
4532	Equipment Rentals
	Avids w/ unity seats	9	Weeks	19	*	*	*	*
	Unity Storage	2.5	Weeks	19	*	*	*	*
	Assist. Station	3	Weeks	19	*	*	*	*
	Wiring/Fiber Runs	1	Allow	1	*	*	*	*
	Total								*	*
4535	Meals
	Working Meals	1	Allow	19	*	*	*	*
	Total								*	*
4599	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 4500									*	*
4600 MUSIC
4681	Other Costs
	Music Package	1	Allow	1	*	*	*	*
	Total								*	*
Account Total for 4600									*	*
4700 POST PRODUCTION SOUND
4708	ADR
	Talent Voice Over	1	Allow	19	*	*	*	*
	ADR	1	Day	19	*	*	*	*
	3/4 transfer	1	Allow	19	*	*	*	*
	Tape Stock	4	Tapes	19	*	*	*	*
	Total								*	*
Account Total for 4700									*	*
4900 POST PRODUCTION VIDEO
4902	Dubbing
	Show Dubs	1	Allow	19	*	*	*	*
	Total								*	*
4908	Prelay
	Audio Mix (Prelay)	1	Allow	19	*	*	*	*

Continuation of Account 4908

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Total								*	*
4922	Other Stock
	BetaSP90	15	Tapes	19	*	*	*	*
	BetaSP60	25	Tapes	19	*	*	*	*
	DVCam	10	Tapes	19	*	*	*	*
	VHS Stock	30	Tapes	19	*	*	*	*
	Total								*	*
4931	Equipment Rental
	Misc. Decks	1	Allow	19	*	*	*	*
	Dub Rack	2	Weeks	19	*	*	*	*
	Symphony	1.5	Weeks	19	*	*	*	*
	Total								*	*
4981	Other Costs
	Deliverables
	-Program Transcript	1	Allow	19	*	*	*	*
	Total								*	*
Account Total for 4900									*	*
5000 MAIN & END TITLES
5005	Opticals
	Graphics Package	1	Allow	1	*	*	*	*
	Total								*	*
Account Total for 5000									*	*
	TOTAL POST PRODUCTION								*	*
6500 EVENT COSTS
6503	Still Photographer
	Event Photographer	2	Days	19	*	*	*	*
	Total								*	*
6523	Banners/Signage
	Graphic Artist	1	Allow	19	*	*	*	*
	Commentator Booth Back-Drop	1	Allow	19	*	*	*	*
	Mic Flags	1	Allow	1	*	*	*	*
	Signage	1	Allow	19	*	*	*	*
	Arena Banners	1	Allow	19	*	*	*	*
	Total								*	*
6524	Promotional Items
	Casino Relations	2.7	Weeks	19	*	*	*	*
	Marketing Staff	1	Allow	19	*	*	*	*
	Event Coordinator	2	Weeks	19	*	*	*	*
	Public Relations	1	Allow	19	*	*	*	*
	Marketing	1	Allow	19	*	*	*	*
	Print Advertising	1	Allow	19	*	*	*	*
	Online Promotion	1	Allow	19	*	*	*	*
	Flyers/Post Cards/Literature/Aud. Tix	1	Allow	19	*	*	*	*
	T-Shirts/Audience Give-A-Ways	1	Allow	19	*	*	*	*
	Ingots	6	Allow	19	*	*	*	*
	Total								*	*
6526	Prizes
	Prize Pool	1	Allow	1	*	*	*	*
	Trophies	1	Allow	6	*	*	*	*
	Total								*	*
6581	Other Costs
	Celebrity Sourcing	1	Allow	1	*	*	*	*

Continuation of Account 6581

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
	Car Service	1	Allow	1	*	*	*	*
	Invitations/Gift Bags	1	Allow	1	*	*	*	*
	Award Presentation	1	Allow	19	*	*	*	*
	Money Presentation	1	Allow	6	*	*	*	*
	Total								*	*
6599	Total Fringes
	Non-Union	18%					*	*	*	*
Account Total for 6500									*	*
6700 INSURANCE
6704	Errors & Omissions
	E&O	1	Allow	1	*	*	*	*
	Total								*	*
6507	Liability
	Commercial Pkg General Liability	1	Allow	19	*	*	*	*
	Entertainment Pkg	1	Allow	1	*	*	*	*
	Foreign Pkg	1	Allow	4	*	*	*	*
	Total								*	*
6708	Workers Compensation
	Non-EP Employees	1	Allow	1	*	*	*	*
	Total								*	*
6710	Travel
	Travel/Group Travel	1	Allow	1	*	*	*	*
	Total								*	*
6713	Auto Liability
	Business Auto	1	Allow	1	*	*	*	*
	Total								*	*
Account Total for 6700									*	*
6800 OVERHEAD
6821	Telephone
	DSL	12	Months	1	*	*	*	*
	Phone Rentals	12	Months	1	*	*	*	*
	Phone Useage	12	Months	1	*	*	*	*
	Cell Phone Reimb.	12	Months	1	*	*	*	*
	Network Connect	12	Months	1	*	*	*	*
	Total								*	*
6823	Shipping & Postage
	Postage & Shipping	52	Weeks	1	*	*	*	*
	Messenger	52	Weeks	1	*	*	*	*
	Total								*	*
6824	Printing & Xerox
	Printing/Kinko’s	1	Allow	19	*	*	*	*
	Total								*	*
6831	Computer Rentals & Suppls
	Computers	12	Months	1	*	*	*	*
	Printers	12	Months	2	*	*	*	*
	Total								*	*
6833	Office Rental
	Office Space	12	Months	1	*	*	*	*
	Total								*	*
6834	Office Supplies
	Expenses	52	Weeks	1	*	*	*	*
	Research	1	Allow	1	*	*	*	*
	Total								*	*

Acct No	Description	Amount	Units	X	Rate		Subtotal		Total
6835	Office Craft Service
	Craft Service	52	Weeks	1	*	*	*	*
	Total								*	*
6836	Office Copier
	Copier	12	Months	1	*	*	*	*
	Total								*	*
6838	Office Furniture
	Rental	12	Months	1	*	*	*	*
	Purchase	1	Allow	1	*	*	*	*
	Total								*	*
6839	Subscriptions/Trades
	Industry Trades/Mags	12	Months	1	*	*	*	*
	Total								*	*
6840	Legal Fees
	Production Legal	1	Allow	19	*	*	*	*
	Event Legal	1	Allow	1	*	*	*	*
	Rights & Clearance	1	Allow	19	*	*	*	*
	Patent Settlement Fees	1	Allow	19	*	*	*	*
	Total								*	*
6842	Accounting Fees
	Safe	1	Allow	1	*	*	*	*
	Bank Fees	1	Allow	1	*	*	*	*
	Total								*	*
6843	Parking
	Parking — unassigned	12	Months	1	*	*	*	*
	Parking — guest/validation	12	Months	1	*	*	*	*
	Gas/Mileage	1	Allow	19	*	*	*	*
	Total								*	*
6845	Storage
	Off site storage	12	Months	1	*	*	*	*
	Total								*	*
6852	Wrap Party/Other Events
	Season-end event	1	Allow	1	*	*	*	*
	Total								*	*
6853	Working Meals
	Production/Working Meals	1	Allow	19	*	*	*	*
	Executive Entertainment	1	Allow	19	*	*	*	*
	Total								*	*
6881	Other Charges
	Dot Com fee	1		1	*	*	*	*
	Total								*	*
Account Total for 6800									*	*
	Producer Fee : 10.0%								*	*
	Total Above-The-Line								*	*
	Total Below-The-Line								*	*
	Total Above and Below-The-Line								*	*
	Grand Total								*	*